UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2004

La Jolla Pharmaceutical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24274	33-0361285
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6455 Nancy Ridge Drive, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 452-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Required FD Disclosure.

     On March 9, 2004, the Company issued a press release announcing that Steven Engle, the Company’s Chief Executive Officer, would present at the SG Cowen 24th Annual Healthcare Conference on March 11, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On March 10, 2004, the Company issued a press release announcing that Gail Sloan was promoted to Vice President of Finance, Controller and Secretary. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit
Number	Description of Exhibit
99.1	Press Release announcing that the Company would present at the SG Cowen 24th Annual Healthcare Conference
99.2	Press Release announcing that Gail Sloan was promoted to Vice President of Finance, Controller and Secretary

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY
Date: March 10, 2004	By:	/s/ Gail A. Sloan
Gail A. Sloan
Vice President of Finance and Controller

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release announcing that the Company would present at the SG Cowen 24th Annual Healthcare Conference
99.2	Press Release announcing that Gail Sloan was promoted to Vice President of Finance, Controller and Secretary